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                                                                      Exhibit 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-75645, 333-75649, 333-50157, 333-19955 and 33-90736 of Alkermes, Inc. on
Form S-3 and Registration Statement Nos. 333-71011, 333-50357, 333-13283,
33-97468, 33-58330 and 33-44752 of Alkermes, Inc. on Form S-8 of our report dated May 21, 1999, appearing in the Annual Report on Form 10-K of Alkermes, Inc. for the year ended March 31, 1999.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
June 29, 1999